Exhibit 99.1

INN OF THE MOUNTAIN GODS RESORT AND CASINO
ANNOUNCES SECOND QUARTER RESULTS                      DECEMBER 13, 2004

Contact Information:

Richard W. Williams
Chief Financial Officer
Inn of the Mountain Gods Resort and Casino
Tele:  (505) 464-7705
Email:  rwilliams@imgresort.com

Mescalero, New Mexico---Inn of the Mountain Gods Resort and Casino ("IMGRC"), a business enterprise of the Mescalero Apache Tribe (the "Tribe"), reported today that net revenue for its fiscal quarter ended October 31, 2004 was $23.2 million, an increase of $2.6 million, or 12.6%, from $20.6 million for the prior year second fiscal quarter. Adjusted EBITDA for the quarter ended October 31, 2004 was $9.0 million, an increase of $1.6 million, or 21.6%, from $7.4 million for the prior year period.

The increase in net revenue was primarily attributable to a growth in gaming revenue during the period, which was 7.6% higher than last year's second fiscal quarter, as well as a continuing increase in revenue from retail operations located at the Travel Center, which opened in May 2003. For the quarter ended October 31, 2004, the average gross slot win per unit per day was $154 (on a weighted average number of slot machines of 1,180) versus last year's second quarter of $149 (on a weighted average number of slot machines of 1,180). The average table game win per unit per day for the period was $691 versus last year's second quarter of $596. The weighted average number of table games was 38 for each of the comparable quarters. The increase in retail revenue reflects year over year increases in the sales from refueling stations and smoke shop which offer favorable product pricing relative to other competitors and to the operation of our convenience store.

Michael French, Chief Operating Officer of IMGRC, in commenting on the quarter stated: "Our continued growth in revenue and earnings is particularly satisfying. We are also pleased with the progress of our marketing and operating plans which are on schedule for the new resort opening." Mr. French went on to say, "Our project liquidity also remains positive as we near the completion of our resort."

Construction of IMGRC's new resort and casino is on schedule. Construction costs incurred on the resort's fixed price contract through October 31, 2004 were $131 million leaving the remaining costs of $10 million which will be incurred prior to the resort opening in April 2005. In addition, there are previously announced scope changes totaling $5 million relating to the build out of additional guest rooms, meeting rooms, a fitness center and an indoor swimming pool which will be completed by the opening in April 2005.

ABOUT INN OF THE MOUNTAIN GODS RESORT AND CASINO

IMGRC is a business enterprise of the Tribe, a federally recognized Indian tribe with an approximately 725-square mile reservation situated in the Sacramento Mountains in south-central New Mexico. IMGRC includes all of the resort enterprises of the Tribe including Casino Apache, Casino Apache Travel Center, Ski Apache and a new resort project, currently under construction which, upon completion, will include a 273-room hotel, a new 38,000 square foot casino (replacing the existing Casino Apache), a fitness center and indoor swimming pool and a 37,000 square foot convention and special events center, which will include capacity for 17,000 square feet of divisible meeting room space.

NON-GAAP FINANCIAL MEASURES

In this press release, IMGRC makes references to adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization and further adjusted to exclude (i) pre-opening costs and expenses related to construction of IMGRC's new resort and casino, (ii) revenue sharing and regulatory fees in excess of those payable under the Tribe's new compact and
(iii) other income. IMGRC is an instrumentality of a sovereign Indian tribe and is not subject to federal or state income tax. IMGRC cautions investors that amounts presented in accordance with its definition of adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate adjusted EBITDA in the same manner.

Adjusted EBITDA provide an additional way to view IMGRC's operations and, when viewed with both the GAAP results and reconciliation to net income, IMGRC believes provides a more complete understanding of its business than could be obtained absent this disclosure. Adjusted EBITDA is presented solely as a supplemental disclosure because (i) IMGRC believes it enhances an overall understanding of IMGRC's past and current financial performance; (ii) IMGRC believes it is a useful tool for investors to assess the operating performance of the business in comparison to other operators within the gaming industry because adjusted EBITDA excludes certain items that may not be indicative of IMGRC's operating results; (iii) measures that are comparable to adjusted EBITDA are often used as an important basis for the valuation of gaming companies; and
(iv) IMGRC adjusted EBITDA internally to evaluate the performance of its operating personnel and also as a benchmark to evaluate its operating performance in comparison to its competitors.

The use of adjusted EBITDA has certain limitations. Adjusted EBITDA should be considered in addition to, not as a substitute for or superior to, any GAAP financial measure including net income (as an indicator of IMGRC's performance) or cash flows provided by operating activities (as an indicator of IMGRC's liquidity), nor should it be considered as an indicator of IMGRC's overall financial performance. Adjusted EBITDA eliminate certain substantial recurring items from net income, such as depreciation and amortization and interest expense. Each of these items has been incurred in the past, will continue to be incurred in the future and should be considered in the overall evaluation of IMGRC's results. IMGRC compensates for these limitations by providing the relevant disclosure of depreciation and amortization, interest expense and other items excluded in the calculation of adjusted EBITDA both in its reconciliation to the GAAP financial measure of net income and in its consolidated financial statements, all of which should be considered when evaluating its results. IMGRC strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. A reconciliation of adjusted EBITDA to net income is included in the selected financial information that accompanies this press release.

CONFERENCE CALL

IMGRC will discuss its second quarter results during a conference call on December 14, 2004, at 11:00 a.m. (EST). The call can be accessed via telephone by dialing (800) 391-9278 and providing the confirmation code 915959. Interested parties should call at least ten minutes prior to the start of the conference call to register.

FORWARD-LOOKING STATEMENTS

Some information included in this press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Act of 1934. Such statements include information relating to business activities and project development. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "except," "scheduled," or "intend" and similar expressions. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of IMGRC. Additional information concerning these potential factors is included in our Registration Statement on Form S-4 filed with the Securities and Exchange Commission ("SEC") on February 27, 2004, as amended by Amendment Nos. 1, 2 and 3 to Form S-4 filed with the SEC on April 22, May 18 and June 10, 2004, respectively and on our Form 10-K filed with the SEC on July 29, 2004. The forward-looking statements included in this press release are made only as of the date of this release. IMGRC does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. IMGRC cannot assure you that projected results or events will be achieved.


                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
          (AN UNINCORPORATED ENTERPRISE OF THE MESCALERO APACHE TRIBE)
                         SELECTED FINANCIAL INFORMATION

                  ($ IN THOUSANDS, EXCEPT WIN PER UNIT PER DAY)

                                              QUARTER ENDED                    SIX MONTHS ENDED
                                               OCTOBER 31,                        OCTOBER 31,
                                     --------------------------------    ------------------------------
                                       2004               2003               2004             2003
                                     ----------      ----------------    -------------    -------------
                                     (UNAUDITED)       (UNAUDITED)        (UNAUDITED)      (UNAUDITED)

OPERATING RESULTS
Gross revenues                          $   23,134       $   20,769        $  45,524        $  38,847
Net revenues                                23,248           20,595           45,376           38,419
Income from operations                       6,690            3,719           12,839            7,202
Net income                                   4,347            3,794            7,877            7,361
OTHER DATA
Adjusted EBITDA (1)                          8,987            7,421           17,634           14,564
PROPERTY DATA (AS OF THE END OF
PERIOD EXCEPT WIN PER DAY DATA)
  Gross slot win per day               $       154      $       149        $     155         $    157
  Table games win per day              $       691      $       596        $     671         $    540
  Number of slot machines                     1180             1180             1180             1180
  Number of table games                         38               38               38               38

Cash and cash equivalents              $    17,693      $     6,481

Restricted cash                             76,545            2,172

Other current assets                         5,612                -

Property and equipment, net                193,323          101,561

Other non-current assets                     9,695           40,761
                                          ---------   --------------

  Total                                $   302,868      $   150,975
                                          =========   ==============


Current liabilities                         20,252           54,069

Construction payable                        11,879           36,453

Current portion long term debt                 192           19,850

Long term loans                            201,451            1,764

Equity                                      69,094           38,838
                                          ---------   --------------

  Total                                 $  302,868      $   150,975
                                          =========   ==============

----------------
(1) See "Non-GAAP Financial Measure" in the text of the release for a discussion of how IMGRC defines and uses adjusted EBITDA. Below is a quantitative reconciliation of adjusted EBITDA to IMGRC's most directly comparable GAAP financial performance measure, net income:




                                            THREE MONTHS ENDED               SIX MONTHS ENDED
                                                OCTOBER 31,                     OCTOBER 31,
                                       ------------------------------   ----------------------------
                                           2004            2003             2004            2003
                                       -------------   --------------   -------------    -----------
                                       (UNAUDITED)       (UNAUDITED)     (UNAUDITED)      (UNAUDITED)

 Net income                             $     4,347      $     3,794      $    7,877      $   7,361
    Depreciation and amortization             1,585            1,376           3,020          2,408
 Non-operating expense (income)               2,344             (76)           4,963          (159)
                                       -------------   --------------   -------------    -----------
 EBITDA                                       8,276            5,095          15,860          9,610
 Pre-opening costs and expenses                 711              761           1,774          1,861
 Adjustments for revenue
 sharing/regulatory fees (2)                                   1,565                          3,093
                                       -------------   --------------   -------------    -----------
 Adjusted EBITDA                        $     8,987      $     7,421      $   17,634      $  14,564
                                       =============   ==============   =============    ===========

------------
(2) During the fourth quarter of fiscal 2004, the Tribe and the State of New Mexico settled their outstanding disputes over the computation and payment of revenue sharing and regulatory fees. Pursuant to the settlement agreement, during the second quarter of fiscal 2005, the Tribe paid the State $25.0 million and signed a gaming compact calling for the Tribe to pay to the State 8% of the "net win" from gaming machines operated by IMGRC and regulatory fees of $100,000 per year. IMGRC funded these settlement payments out of cash reserves established for this purpose. Adjusted EBITDA adjusts results for the fiscal quarter ended October 31, 2003 to reflect revenue sharing and regulatory fees at the levels in the new compact.





                               INN OF THE MOUNTAIN GODS RESORT AND CASINO

                    (AN UNINCORPORATED ENTERPRISE OF THE MESCALERO APACHE TRIBE)

                                  CONSOLIDATED STATEMENT OF INCOME
                                          ($ IN THOUSANDS)


                                            QUARTER ENDED                     SIX MONTHS ENDED
                                             OCTOBER 31,                        OCTOBER 31,
                                   --------------------------------    -------------------------------

                                        2004              2003             2004              2003
                                   ---------------    -------------    -------------     -------------
                                     (UNAUDITED)       (UNAUDITED)      (UNAUDITED)       (UNAUDITED)

Revenues
  Gaming                                $  17,298        $  16,175        $  34,944         $  31,775
  Food and beverage                         1,361            1,372            2,775             2,609
  Recreation, retail, & other               4,475            3,222            7,805             4,463
                                   ---------------    -------------    -------------     -------------
     Gross revenues                        23,134           20,769           45,524            38,847
      Less - promotional
      allowances                             (114)             174              148               428
                                   ---------------    -------------    -------------     -------------
        Net revenue                        23,248           20,595           45,376            38,419

  Operating expenses                       16,558           16,876           32,537            31,217
                                   ---------------    -------------    -------------     -------------

Income from operations                      6,690            3,719           12,839             7,202
                                   ---------------    -------------    -------------     -------------
Other income (expense):
  Interest income                             143                8              353                22
  Interest expense                         (2,485)               -           (5,416)                -
  Other income                                  1               67              101               137
                                   ---------------    -------------    -------------     -------------
     Total other income (expense)          (2,343)              75           (4,962)              159
                                   ---------------    -------------    -------------     -------------

     Net income                         $   4,347        $   3,794        $   7,877         $   7,361
                                   ===============    =============    =============     =============
